                                                   SUBSIDIARIES OF
                                               THE EARTHGRAINS COMPANY

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                                                       PLACE OF                        DOING
          NAME                                       INCORPORATION              BUSINESS AS NAME(S)
-------------------------------------------------------------------------------------------------------------------
Earthgrains Baking Companies, Inc.                      Delaware
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Earthgrains of West Virginia, Inc.                      Delaware           Heiner's Bakery
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Earthgrains Bagel Baking Company, Inc.                 New Mexico
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Earthgrains Acquisition Company                         Delaware
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EGR Bagel TM Sub., Inc.                                New Mexico
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Cooper Smith, Inc.                                      Georgia            Specialty Baking Company,
                                                                           Waldensian Bakeries, American Bread
                                                                           Company, Kern's Bakeries, Smith's
                                                                           Bakery
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Earthgrains International Holdings, Inc.                Delaware
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Eagle Crest Foods, Inc.                                 Delaware
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Earthgrains Refrigerated Dough Products, Inc.            Texas
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EGR Resources, Inc.                                     Delaware
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EGR International, Inc.                                 Delaware
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Europate, S.A.                                       Lievin, France
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Bimbo, S.A.                                         Barcelona, Spain
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Catdes, S.A.                                        Barcelona, Spain
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Pimad, S.A.                                          Madrid, Spain
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Bimbo-Products Alimentares, Limitada                Lisbon, Portugal
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Supan, S.A.                                         Barcelona, Spain
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Bimbo France                                             France
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